UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
              OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): April 20, 2007



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (570) 752-3671



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events

On April 20, 2007, the Registrant's wholly-owned subsidiary, The First National Bank of Berwick (the "Bank"), issued a press release announcing that effective April 30, 2007, the Bank will change its name to First Keystone National Bank. The press release announcing fourth quarter 2006 earnings is filed as
Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01  Financial Statements and Exhibits

     (a)   Not applicable

     (b)   Not applicable

     (c)   Not Applicable

     (d)   Exhibits

Exhibit No.              Description

    99.1                 Press Release of First Keystone
                         Corporation dated April 20, 2007.

                            Signatures


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


FIRST KEYSTONE CORPORATION
     (Registrant)




By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Date:     April 20, 2007

EXHIBIT INDEX

                                                        Page
Exhibit No.     Description                              No.
___________     ___________                             _____

   99.1         Press Release of First                    5
                Keystone Corporation dated
                April 20, 2007